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                                  EXHIBIT 7.1

         We, the signatories of the statement on Schedule 13D to which this Agreement is attached, hereby agree that such statement is, and any amendments thereto filed by any of us will be, filed on behalf of each of us.

Dated:   October 29, 1999


                                           HEARST COMMUNICATIONS, INC.


                                           By: /s/ Jodie W. King
                                               ----------------------------
                                               Name:  Jodie W. King
                                               Title: Vice President


                                           HEARST MAGAZINES PROPERTY, INC.


                                           By: /s/ Jodie W. King
                                               ----------------------------
                                               Name:  Jodie W. King
                                               Title: Vice President


                                           HEARST HOLDINGS, INC.


                                           By: /s/ Jodie W. King
                                               ----------------------------
                                               Name:  Jodie W. King
                                               Title: Vice President


                                           THE HEARST CORPORATION


                                           By: /s/ Jodie W. King
                                               ----------------------------
                                               Name:  Jodie W. King
                                               Title: Vice President


                                           THE HEARST FAMILY TRUST


                                           By: /s/ Richard E. Deems
                                               ----------------------------
                                               Name:  Richard E. Deems
                                               Title: Trustee